                                                                  EXHIBIT (10.1)


               SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


     THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of May 1, 1999, is between FIRST OAK BROOK BANCSHARES, INC. (the "Company") and LASALLE NATIONAL BANK (the "Bank").

                                 RECITALS:

     WHEREAS, the parties have previously entered into a Revolving Credit Agreement dated as of December 1, 1991, as amended by that certain First Amendment dated as of January 31, 1993, that certain Second Amendment dated as of March 31, 1994, that certain Third Amendment dated as of April 1, 1995, that certain Fourth Amendment dated April 1, 1996, that certain Fifth Amendment dated May 1, 1997 and that certain Sixth Amendment dated May 1, 1998 (collectively, the "Agreement"); and

     WHEREAS, at the present time the Company requests, and the Bank is agreeable to amending the Agreement pursuant to the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is agreed by the parties hereto as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     2.   AMENDMENTS TO AGREEMENT.

          2.1  Amendments to Section 1. Section 1 is amended by:

          (a) deleting the reference to the date "May 1, 1999" and inserting a reference to the date "April 1, 2000" in substitution therefor; and

          (b) deleting the phrase "Five Million Dollars ($5,000,000.00)" and inserting the phrase "Fifteen Million Dollars ($15,000,000.00)" in substitution therefor.

          2.2 Amendment to Section 3.A. Section 3.A is amended by deleting the reference to the current expiration date of the Note and inserting a reference to the date "April 1, 2000" in substitution therefor.

          2.3 Amendment to Section 3.B(2). Section 3.B(2) is amended by deleting the first two sentences thereof and inserting the following in substitution therefor:

               "(2) London Inter Bank Offered Rate, as announced by the Bank, plus seventy-five one-hundreths of one percent (0.75%). Borrowings under this option shall be on an "as available" basis for periods of one, two or three months ("Interest Periods")."

          2.4 Amendment to Section 6. Section 6 is amended by adding a new paragraph H. immediately after paragraph G. thereof to read in its entirety as follows:

               "H. Year 2000. The Company has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, the Company believes that the "Year 2000 Problem" will not have a material adverse effect on business or operations of the Company."

          2.5 Replacement of Exhibit A. Exhibit A attached to the Agreement is hereby deleted in its entirety and Exhibit A attached hereto is hereby substituted therefor.

     3. WARRANTIES. To induce the Bank to enter into this Amendment, the Company warrants that:

          3.1 Authorization. The Company is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

          3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Company of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Company or of any agreement binding upon the Company.

          3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          3.4 No Default. As of the closing date hereof, no Event of Default under Section 9 of the Agreement, as amended by this Amendment, or event or condition which with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

          3.5 Warranties. As of the closing date hereof, the representations and warranties in Section 6 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

     4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

          (a)  This Amendment duly executed by the Company;

          (b) A Replacement Promissory Note in the form of Exhibit A attached hereto duly executed by the Company; and

          (c) Such Board of Directors Resolutions and other documentation as the Bank shall require.

     5.   GENERAL.

          5.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

          5.2 Successors. This Amendment shall be binding upon the Company and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and their respective successors and assigns.

          5.3 Confirmation of Loan Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LASALLE NATIONAL BANK                     FIRST OAK BROOK BANCSHARES, INC.


By:                                       By:
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Its:                                      Its:
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                                   EXHIBIT A
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                          REPLACEMENT PROMISSORY NOTE

               $15,000,000.00                   as of May 1, 1999

     FIRST OAK BROOK BANCSHARES, INC. (the "Maker"), for value received, promises to pay to the order of LASALLE NATIONAL BANK (the "Bank") the lesser of: the principal sum of Fifteen Million Dollars ($15,000,000.00), or the aggregate unpaid principal amount outstanding under that certain Revolving Credit Agreement dated December 1, 1991 between the Maker and the Bank, as amended by that certain First Amendment dated March 31, 1993, that certain Second Amendment dated March 31, 1994, that certain Third Amendment dated April 1, 1995, that certain Fourth Amendment dated April 1, 1996, that certain Fifth Amendment dated May 1, 1997, that certain Sixth Amendment dated as of May 1, 1998 and that certain Seventh Amendment of even date herewith (collectively, the "Loan Agreement") made available by the Bank to the Maker at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the Maker's option at the rates and times set forth in the Loan Agreement. In no event shall any principal amount have a maturity later than April 1, 2000.

     This Revolving Credit Note shall be available for direct advances and for Bankers' Acceptances.

     Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the undersigned. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

     This Note evidences indebtedness incurred under the Loan Agreement (and if amended, under all amendments thereto) to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided for in said Loan Agreement.

     The undersigned agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the amount endorsed by the Bank on the reverse side of this Note shall be prima-facie evidence of the unpaid principal balance of this Note.

     This Note is in substitution for, and not in repayment of, that certain Revolving Credit Note, dated as of May 1, 1998, in the amount of $5,000,000.00, executed by the Maker in favor of the Bank.

                                        FIRST OAK BROOK BANCSHARES, INC.


                                        By:
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                                        Its:
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